LONG-TERM NOTES PAYABLE	9 Months Ended
Sep. 30, 2011
LONG-TERM NOTES PAYABLE
8.  LONG-TERM NOTES PAYABLE

On January 11, 2008, Cellectar entered into a loan agreement with a bank to borrow up to $1,200,000.  The borrowing, evidenced by a note (the “Bank Note”), bore interest at a rate of 7.01% per annum, could be prepaid without penalty and was payable in 48 monthly principal and interest payments of $20,520 with a balloon payment of any remaining unpaid principal and interest on March 28, 2012.  In the event of default of payment, Cellectar would be required to pay a late charge equal to 5% of the delinquent payment and the interest rate on the unpaid principal would be increased by 3%.  The Bank Note was collateralized by substantially all assets of Cellectar and a deposit account in the amount of $500,000.  The cash collateral is classified as restricted cash in the accompanying balance sheet.  As of December 31, 2010 and 2009, $470,941 and $675,743 are classified as a long-term note payable in the accompanying balance sheet, respectively.  On April 8, 2011, immediately prior to the Acquisition, Cellectar paid approximately $627,000 in full settlement of the Bank Note. The payment was made in order to avoid an event of default that would have occurred as a result of the change of control that occurred at the time of the Acquisition.

On September 15, 2010, Cellectar entered into certain loan agreements with the Wisconsin Department of Commerce (“WDOC Notes”) to borrow a total of $450,000.  The WDOC Notes bear interest at 2% per annum beginning on the date of disbursement and allow for the deferral of interest and principal payments until April 30, 2015.  In the event of default of payment, interest on the delinquent payment is payable at a rate equal to 12% per annum.  Monthly payments of $20,665 for principal and interest shall commence on May 1, 2015 and continue for 23 equal installments with the final installment of any remaining unpaid principal and interest due on April 1, 2017.  As of December 31, 2010, $450,000 is classified as a long-term note payable in the accompanying balance sheet.

Long-term notes payable consists of the following as of December 31:

	2010	2009

Bank Note, 7.01% interest	$675,743	$866,532
Wisconsin Department of Commerce, 2% interest	450,000	—
	1,125,743	866,532
Less current portion	(204,802)	(190,789)
Long-term note payable, net of current portion	$920,941	$675,743

As of December 31, 2010, long-term notes payable matures as follows:

Years ended December 31,
2011	$204,802
2012	470,941
2013	—
2014	—
2015	119,957
Thereafter	330,043
$1,125,743

During the nine-months ended September 30, 2011, payments of $675,743 were made in connection with the Bank Note including a payment of approximately $627,000 in full settlement of the Bank Note made immediately prior to the Acquisition in order to avoid an event of default that would have occurred as a result of the change in control that occurred at the time of the Acquisition.

As of September 30, 2011, the outstanding principal on the WDOC Notes of $450,000 is classified as long-term debt outstanding in the accompanying balance sheet.